UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                _______________


       Date of Report (Date of earliest event reported): NOVEMBER 6, 2001




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                  000-22433                75-2692967
(State or other jurisdiction       (Commission             (IRS  Employer
     of  incorporation)            File Number)          Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  (512) 427-3300


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
Item  5.  OTHER  EVENTS.

     On November 1, 2001, Brigham Exploration Company ("Brigham") announced that it will host a conference call to discuss Brigham's operational and financial results for the third quarter ended September 30, 2001 with investors, analyst and other interested parties on Wednesday, November 7, at 9:00 am Central time. The dial in number and reservation ID number for the conference call are (800) 355-7995 and 19885151, respectively. Additionally, Brigham announced that it plans to issue a press release regarding its third quarter 2001 financial results after the close of market trading on Tuesday, November 06, 2001. A copy of Brigham's press release that provided these announcements is attached hereto as Exhibit 99.1.

Item  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

                    Item               Exhibit
                    ----               -------

                    99.1*              Press Release dated
                                       November 1, 2001.

_______
*  filed  herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BRIGHAM  EXPLORATION  COMPANY



Date:   November 8, 2001                    By:  /s/  Curtis  F.  Harrell
                                               -------------------------------
                                            Curtis  F.  Harrell
                                            Chief  Financial  Officer

                                INDEX TO EXHIBITS

                     Item  Number               Exhibit
                     ------------               -------

                     99.1*                  Press Release dated
                                            November 1, 2001.